                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        MOUNTAIN BANK HOLDING COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                                  March 13, 2000

Dear Shareholders:

     You are cordially invited to attend the annual meeting of shareholders of Mountain Bank Holding Company on Tuesday, March 28, 2000, at 7:00 p.m. at the VFW Hall, 44426 244th Avenue S.E., Enumclaw, Washington.

     At this meeting you will be asked to elect three directors for a term of three years and to ratify the appointment of accountants for the year 2000.

     A proxy is enclosed with the Notice of Meeting and Proxy Statement. Please indicate your voting instructions and sign, date, and return the proxy promptly in the postage prepaid envelope provided. Whether or not you plan to attend the annual meeting in person, it is important that you return the enclosed proxy so that your shares are voted. A proxy that is returned signed and dated but with no voting instructions will be voted in favor of the matters and, in appropriate circumstances, will enable the Company's management to adjourn the meeting to continue to solicit votes to approve these matters. The proxy may be revoked in writing by the person giving it at any time before it is exercised by notice of such revocation to the Secretary of the Company, or by submitting a proxy having a later date, or by such person appearing at the meeting and electing to vote in person.

     During the meeting, 1999 activities will be reviewed and the Company's plan for 2000 will be discussed.

                                  Sincerely,

                                  /s/ Roy T. Brooks

                                  Roy T. Brooks
                                  Chairman of the Board of Directors

                          MOUNTAIN BANK HOLDING COMPANY
                              501 ROOSEVELT AVENUE
                           ENUMCLAW, WASHINGTON 98022

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 2000

To the Shareholders of Mountain Bank Holding Company:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mountain Bank Holding Company (the "Company") will be held at the VFW Hall, 44426 - 244th Avenue S.E., Enumclaw, Washington, on Tuesday, March 28, 2000, at 7:00 p.m. local time for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. To elect three (3) Directors to serve for a term of three years or until their successors have been elected and qualified.

     2. RATIFICATION OF ACCOUNTANTS. To ratify the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2000.

     3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on February 1, 2000, shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

March 13, 2000                              BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Roy T. Brooks

                                            Roy T. Brooks, Chairman of the Board

================================================================================
                             YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. RETENTION OF THE PROXY IS NOT NECESSARY FOR ADMISSION TO THE ANNUAL MEETING.

================================================================================

                          MOUNTAIN BANK HOLDING COMPANY
                              501 ROOSEVELT AVENUE
                           ENUMCLAW, WASHINGTON 98022
                                 (360) 825-0100

                                 PROXY STATEMENT

     This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 13, 2000, for use in connection with the Annual Meeting of Shareholders ("Annual Meeting") of Mountain Bank Holding Company (the "Company") to be held on Tuesday, March 28, 2000. Only those shareholders of record at the close of business on February 1, 2000, shall be entitled to vote. The number of shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), outstanding and entitled to vote at the Annual Shareholders Meeting is 924,013.

     SOLICITATION OF PROXIES. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company and its bank subsidiary, Mt. Rainier National Bank (the "Bank"). Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar record holders for reasonable expenses in mailing proxy materials to beneficial owners.

     QUORUM. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the presence of a quorum. Broker non-votes will not be considered shares present and will not be included in determining whether a quorum is present.

VOTING RIGHTS

     VOTING ON MATTERS PRESENTED. The three nominees for election as Directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast FOR or WITHHELD from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast. With respect to the proposal to ratify accountants, stockholders may vote FOR the proposal, AGAINST the proposal or may ABSTAIN from voting. The affirmative vote of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the approval to ratify the appointment of the Company's independent auditors. Holders of record of the Common Stock will be entitled to one vote per share on any matter that may properly come before the Annual Meeting.

     VOTING OF PROXIES BY BENEFICIAL HOLDER. If your shares are held by a bank, broker or other holder of record and you want to attend the meeting and vote in person, you will need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on February 1, 2000, the record date.

     VOTING OF PROXIES. If the enclosed Proxy is duly executed and received in time for the meeting, it is the intention of the persons named in the Proxy to vote the shares represented in accordance with the instructions indicated on the Proxy. If no instructions are indicated, such proxies will be voted FOR the three nominees listed in this Proxy Statement, and FOR the ratification of the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2000; and in the discretion of the proxy holder, as to any other matter which may properly come before the Annual Meeting. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Meeting prior to the taking of the shareholder vote.

                             BUSINESS OF THE MEETING

     There are two matters being presented for consideration by the shareholders at the Annual Meeting.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

GENERAL

     The Company's Restated Articles of Incorporation ("Articles") and Bylaws provide that the number of directors must fall within a range of 5 and 25, the exact number to be determined by an affirmative vote of a majority of the directors or by resolution of the shareholders. The Bylaws also provide that the Board of Directors may fill vacancies created on the Board, within certain limits, provided that the number of directors shall at no time exceed 25. The Board of Directors has set the size of the Board at nine persons.

     Directors are elected for a term of three years and until their successors have been elected and qualified. The Company's Articles require that the terms of the directors be staggered such that one-third of the directors are elected each year.

     In accordance with the above, the Board of Directors has nominated Mr. Roy
T. Brooks, Ms. Susan K. Bowen-Hahto, and Mr. Steve W. Moergeli for election as directors for three-year terms to expire in the year 2003. If any of Mr. Brooks, Ms. Bowen-Hahto, or Mr. Moergeli should refuse or be unable to serve, your Proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any of the nominees will refuse or be unable to serve.

     In accordance with the Company's Bylaws, other nominations, if any, may be made only in accordance with the prior notice provisions contained in the Company's Bylaws. Such notice provisions require that a shareholder provide the Company with written notice (containing the information required by the Bylaws) at least 14 days but not more than 50 days prior to the Annual Meeting (or, if the Company provides less than 21 days' public notice of such meeting, no later than 7 days after the date of the Company's notice).

                    INFORMATION WITH RESPECT TO NOMINEES AND
                         DIRECTORS WHOSE TERMS CONTINUE

     The following tables set forth certain information with respect to the nominees for director and for directors whose terms continue, including the number of shares of common stock beneficially held. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable with 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned by them. Where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

                                                                          SHARES AND
                                                                         PERCENTAGE OF
                                                                         COMMON STOCK
                                        PRINCIPAL OCCUPATION             BENEFICIALLY
     NAME, AGE AND                       OF DIRECTOR DURING               OWNED AS OF
  TENURE AS DIRECTOR                      LAST FIVE YEARS              JANUARY 15, 2000
  ------------------                      ---------------              ----------------
                                                                             (1)(2)
                   NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2003

Roy T. Brooks, 59              Chairman and CEO of the Company;              29,695(3)
  Since 1993                   Chairman of the Bank; CEO, Chairman             3.20%
                               and part owner of Westmark
                               Electronics

Susan K. Bowen-Hahto, 51       Real Estate and Land Developer                15,000(4)
  Since 1993                                                                   1.61%

Steve W. Moergeli, 46          President and CEO of the Bank;                12,145
  Since 1997                   former Vice-President and Credit                1.30%
                               Administrator of the Bank


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES TO BE ELECTED AS DIRECTORS.

(1) Shares held directly with sole voting and sole investment power, unless otherwise indicated.

(2) Share amounts include stock options which are exercisable within 60 days as follows: Mr. Brooks 4,000 shares; Ms. Bowen-Hahto 6,000 shares; Mr. Gallagher 6,000 shares; Mr. Jones 6,000 shares; Mr. Kombol 4,000 shares; Mr. Moergeli 7,000 shares; Mr. Raeder 6,000 shares; Mr. Van Beek 6,000 shares; and Mr. Zurcher 6,000 shares.

(3)  Includes 3,816 shares held jointly with spouse.

(4) Includes 1,000 shares held jointly with spouse and 1,200 shares held in trusts for the benefit of Ms. Bowen-Hahto's children.


                                DIRECTORS WITH TERM EXPIRING 2001

Barry C. Kombol, 49                 Vice-Chairman of the Company;            13,500
  Since 1993                        Attorney in private practice               1.45%

John W. Raeder, 63                  Chairman, Universal Refrigeration,       19,736
  Since 1993                        Inc.                                       2.12%

Garrett S. Van Beek, 64             Owner, Van Beek & Sons Dairy             22,028(5)
  Since 1993                                                                   2.37%

                                DIRECTORS WITH TERM EXPIRING 2002

Brian W. Gallagher, 50               President and Principal Owner,          30,713(6)
  Since 1993                         Northern Transport, Inc.                  3.30%


Michael K. Jones, Sr., 57            Certified Public Accountant,
  Since 1993                         Principal Owner, Jones &                28,599(7)
                                     Associates, Inc., P.S.                    3.08%

Hans R. Zurcher, 63                  Partner, Zurcher Dairy                  25,414
  Since 1993                                                                   2.73%

(5) Includes 2,743 shares held by Mr. Van Beek's spouse and 5,285 held jointly with his spouse.

(6) Includes 3,857 shares held in trust for the benefit of Mr. Gallagher's children; 1,062 held by Mr. Gallagher's spouse; and 1,002 held by Mr. Gallagher's children.

(7) Includes 5,000 shares held by Mr. Jones' spouse; 2,000 shares held in trusts for the benefit of Mr. Jones' children, and 601 held by Mr. Jones' children.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The following sets forth information concerning the Board of Directors and Committees of the Company during the fiscal year 1999.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met ten times during the fiscal year. In addition to meetings of the full Board, directors attended meetings of Board committees. When the need arose, the full Board served as the Nominating Committee and the Compensation Committee. The Audit and Executive Committees are established by the Board of Directors of the Bank and act on behalf of the Company. Each director attended at least 75% of the meetings of the Board and of the committees on which he served, except Mr. Kombol who was unable to attend the one Executive Committee meeting held. The following table shows the membership of the Audit and Executive Committees during the fiscal year.

COMMITTEE MEMBERSHIP

        ---------------------------------------------------------------------------------
                          NAME                     AUDIT               EXECUTIVE
        ---------------------------------------------------------------------------------
        Roy T. Brooks                               |X|                     |X| *
        ---------------------------------------------------------------------------------
        Brian W. Gallagher                                                  |X|
        ---------------------------------------------------------------------------------
        Barry C. Kombol                             |X| *                   |X|
        ---------------------------------------------------------------------------------
        Steve W. Moergeli                                                   |X|
        ---------------------------------------------------------------------------------
        John W. Raeder                              |X|
        ---------------------------------------------------------------------------------
        Garrett S. Van Beek                                                 |X|
        ---------------------------------------------------------------------------------
        Hans R. Zurcher                                                     |X|
        ---------------------------------------------------------------------------------

*    Chairman

     AUDIT COMMITTEE. The main function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board of Directors. The Audit Committee also reviews procedures with respect to the Company's records and its business practices, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held five meetings during the year.

     EXECUTIVE COMMITTEE. The main function of the Executive Committee is to establish the agenda for the Company's Board of Directors meetings, to receive reports from the Executive Officers regarding their activities and the implementation of the Company's business plan, and to ensure the Company's strategic planning process is being followed. The Committee met once during the year.

COMPENSATION OF DIRECTORS

     The Company and the Bank have established a program by which non-employee directors receive compensation as follows:

     COMPANY. The Directors receive no retainers, nor fees for meetings attended.

     BANK. The Chairman of the Board receives no separate compensation for serving as Chairman. During 1999, each non-employee Director (other than the Chairman) received an annual retainer of $9,000; and each non-employee committee member received a fee of $125 for each meeting attended, except non-employee Audit Committee members who received a fee of $200 for each meeting attended.

DIRECTOR STOCK OPTION PLANS

     1990 DIRECTOR STOCK OPTION PLAN. At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Director Stock Option Plan (the "1990 Director Plan"). The 1990 Director Plan was assumed and adopted by the Company. Under the 1990 Director Plan, a grant of 6,000 shares was made to an outside director upon his or her initial election to the Board of Directors at an exercise price equal to the fair market value of the Common Stock at the date of grant. The options are exercisable on a cumulative basis in annual installments of one third each on the third, fourth and fifth anniversary of the date of grant. The service as a director must be continuous for such vesting to occur. No option can be exercised after the expiration of 15 years from the date of grant. A total of 60,000 shares of the Company's Common Stock were available for issuance under the 1990 Director Plan, of which only 6,000 remain available for grant. Accordingly, as described below, in 1999 the Board and shareholders approved the 1999 Director Stock Option Plan.

     1999 DIRECTOR STOCK OPTION PLAN. At the 1999 Annual Meeting, the shareholders approved the 1999 Director Stock Option Plan (the "1999 Director Plan"), in which 20,000 additional shares of stock were reserved for issuance to directors. Under the terms of the 1999 Director Plan, non-qualified stock options to purchase shares of the Company's Common Stock may be granted to non-employee directors at a price not less than the greater of (i) the fair market value, or (ii) the net book value of such shares on the date of grant. No options will be granted under the 1999 Director Plan until all shares available under the 1990 Director Plan are granted. During 1999, no options to purchase shares were granted to directors under either plan.

                             EXECUTIVE COMPENSATION

     The following table sets forth a summary of certain information concerning compensation awarded to or paid by the Company or the Bank for services rendered in all capacities during the last three fiscal years to the Chief Executive Officer and executive officers of the Company or the Bank earning $100,000 or more during fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

==============================================================================================================
                                        Annual Compensation            Long Term Compensation
                                   -----------------------------------------------------------
                                                                         Awards        Payouts
                                                                     -------------------------
                                                       Other Annual    Securities
Name and                            Salary    Bonus    Compensation    Underlying        LTIP      All Other
Principal Position        Year       (1)       (2)          (3)          Options       Payouts   Compensation
--------------------------------------------------------------------------------------------------------------
Roy T. Brooks               1999   $50,331   $     0   $           0            0            0   $       0
  Chairman, CEO             1998    48,000         0               0            0            0           0
  & President               1997    46,700         0               0        5,000(4)         0           0
--------------------------------------------------------------------------------------------------------------
Steve W. Moergeli,          1999   $96,142   $10,800   $           0        2,500            0   $   3,208(5)
  President and             1998    87,142     1,950               0            0            0       2,673
  CEO of Bank               1997    72,925         0               0        7,500            0       2,188
==============================================================================================================

(1) Represents annual compensation paid to Mr. Brooks for his duties in 1998 and 1997 as a consultant to the Company and the Bank prior to his appointment as President and CEO.

(2) Includes bonuses paid or to be paid during the subsequent year but attributable to the year indicated.

(3) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Company or the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1999, did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(4) Mr. Brooks was granted options for 5,000 shares in recognition of his role as President of Mt. Rainier National Bank from the time of the former President's resignation in December 1996 until the Bank's new President was appointed in March 1997.

(5)  Includes contributions to the Company's 401(k) Plan.

STOCK OPTIONS

     OPTION GRANTS IN LAST FISCAL YEAR. The following table sets forth information concerning the grant of stock options to the Chief Executive Officer and the named executive officers during the fiscal year ended December 31, 1999.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

==============================================================================================================
                                                                                     POTENTIAL REALIZABLE
                                                                                           VALUE AT
                                                                                     ASSUMED ANNUAL RATES
                                                                                        OF STOCK PRICE
                                                                                         APPRECIATION
                               INDIVIDUAL GRANTS                                     FOR OPTION TERM (2)
--------------------------------------------------------------------------------------------------------------
                                      % OF TOTAL
                        NUMBER OF       OPTIONS
                          SHARES      GRANTED TO
                        UNDERLYING     EMPLOYEES      EXERCISE
                         OPTIONS       IN FISCAL       PRICE       EXPIRATION
        NAME           GRANTED (1)       YEAR        ($/SHARE)        DATE             5%            10%
--------------------------------------------------------------------------------------------------------------
Roy T. Brooks                 0             0              0               0               0             0
--------------------------------------------------------------------------------------------------------------
Steve W. Moergeli         2,500           9.3%        $17.50         6/15/09         $27,562       $69,562
==============================================================================================================

(1) Each option granted vests at the rate of approximately one-third per annum, beginning June 15, 2002. Options will become immediately exercisable in the event of a change in control of the Company. Each option has an exercise price equal to the greater of (i) the fair market value; or (ii) the net book value of the Common Stock on the date of grant. The options were granted on June 15, 1999.

(2) The hypothetical dollar gains under these columns result from calculations required by the SEC rules. The gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, that the executive officers may realize will depend on the spread between the market price and the exercise price on the date the option is exercised. Actual gains, if any, on stock options exercised and common stock holding are dependent upon future performance of the Company and overall stock market conditions. There can be no assurance that the amounts reflected in this table will be achieved.

     OPTION EXERCISES. The following table sets forth certain information concerning stock options held by the named executive officers. No stock options were exercised during the year ended December 31, 1999.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES

==========================================================================================================
                           Shares                         Number of                     Value of
                        Acquired on     Value            Unexercised             Unexercised Options at
       Name               Exercise    Realized       Options at Year End              Year End (1)
                                                 ---------------------------------------------------------
                                                 Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------------------------------------------------------------------------------------
Roy T. Brooks                     0          0         4,000           5,000   $    52,000   $      27,500
----------------------------------------------------------------------------------------------------------
Steve W. Moergeli                 0          0         7,000          10,000        89,750          42,500
==========================================================================================================

(1) On December 31, 1999, the closing price of the Common Stock was $18.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

1999 OFFICER INCENTIVE COMPENSATION PLAN

     The Company operates an Officer Incentive Compensation Plan (the "Incentive Plan") for the benefit of officers of the Bank. The purpose of the Incentive Plan is to reward individuals who make significant contributions to the Bank's success and to provide performance-based competitive pay opportunities. Participants are selected by the President and confirmed by the Board of Directors, and must be in a position to materially affect the Bank's performance. Under the terms of the Incentive Plan, each participant is assigned a specific dollar incentive based on their job description, overall responsibility and direct influence on overall operating results. The percentage of such dollar amount that is actually paid to the participant is based on the Bank's return on average assets for that fiscal year, as well as the individual goals set for each participant.

EMPLOYEE STOCK OPTION PLANS

     At the first Annual Meeting of Shareholders of the Bank, the shareholders approved the 1990 Employee Stock Option Plan (the "1990 Employee Plan"). The 1990 Employee Plan was assumed and adopted by the Company. A total of 60,000 shares were authorized for issuance under the 1990 Employee Plan. At December 31, 1999, all shares of Common Stock available under the 1990 Employee Plan had been granted.

     At the 1999 Annual Meeting, the shareholders approved the 1999 Employee Stock Option Plan (the "1999 Employee Plan"), in which 40,000 additional shares of stock were reserved for issuance to employees. Like the 1990 Employee Plan, both incentive and non-qualified options may be granted to key employees of the Bank. The exercise price of the options must be not less than the greater of (i) the fair market value, or (ii) the net book value of the shares of the Company on the date in which the option is granted. In general, an incentive stock option may be exercised during a period of not more than 10 years from the date of grant, although a shorter period may be specified, and in such amounts as the Board may determine. A non-qualified stock option may be exercised during the period specified by the Board. The Board has the authority to thereafter accelerate the period within which any option may be exercised. During 1999, options to purchase 26,750 shares were granted under the respective plans, leaving a total of 20,751 shares available for grant under the 1999 Employee Plan.

DEFERRED COMPENSATION PLANS

     In 1993, the Bank established a deferred compensation agreement with Director Kombol under which the director may defer his director's fees. The Bank has also purchased a whole-life insurance policy which may be used to fund benefits under the deferred compensation agreement.

401(k) PLAN

     The Company's 401(k) Plan allows for pre-tax employee contributions up to IRS maximum limits with a Company match of 50% of the first 6% of employee contribution. Employee elective contributions are 100% vested at all times. Matching contributions have a two year vesting schedule, and beginning the third year, are 100% vested.

     As a result of the tax qualification of the 401(k) Plan, employees are not subject to federal or state income taxation on the employee elective contributions, employer contributions or earnings thereon until those amounts are distributed from the 401(k) Plan, although the Company continues to receive a compensation expense deduction for compensation paid.

EMPLOYEE STOCK PURCHASE PLAN

     In order to encourage and facilitate the purchase of Company Common Stock by employees, the Board adopted and shareholders approved at the 1996 Annual Meeting, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan makes available 20,000 shares of Company Common Stock for purchase by eligible employees through a payroll deduction method. The purchase price is the lower of the market price of the Company's Common Stock at the beginning or end of the plan year. At December 31, 1999, 14,654 shares remained available for issuance under the Purchase Plan.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides certain information with respect to executive officers and directors as a group. The Company is not aware of any person who at December 31, 1999, beneficially owned more than five percent of its outstanding Common Stock.

OWNERSHIP OF MANAGEMENT

                                                     SHARES AND PERCENTAGE OF
NAME                                             COMMON STOCK BENEFICIALLY OWNED
----                                             ------------------------------
Executive officers and directors as a group            206,082 (20.99%)(1)
  (11 individuals)

(1) Includes 58,000 shares subject to options that could be exercised within 60 days.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The following table sets forth information with respect to executive officers who are not directors or nominees for director of the Company, and are not otherwise named in the compensation table.

                                   RELATIONSHIP WITH THE COMPANY AND
NAME AND AGE                       BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
------------                       ----------------------------------------------
Sheila M. Brumley, 45              Chief Financial Officer and Secretary; Senior Vice
                                   President, Secretary and Cashier of the Bank

Sterlin E. Franks, 53              Vice President and Credit Administrator of the Bank; Bank
                                   branch management and bank administration

                          TRANSACTIONS WITH MANAGEMENT

         Various of the directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Bank during 1999 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future. All outstanding loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not, in the opinion of management, involve more than the normal risk of collectibility nor present other unfavorable features.

                COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the
Section 16(a) filings.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1999, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) in a timely manner.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     At the Annual Meeting, stockholders of the Company will be asked to ratify the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2000. This appointment was recommended by the Audit Committee of the Bank and approved by the Board of Directors of the Company and the Bank. If the stockholders of the Company do not ratify the appointment of Knight Vale & Gregory PLLC, the appointment will be reconsidered by the Board of Directors of the Company.

     Knight Vale & Gregory PLLC has audited the Company since its formation and the Bank for many years. Audit services performed by Knight Vale & Gregory PLLC include examinations of the financial statements of the Company, limited reviews of interim financial information, services related to filings with regulatory authorities and consultations on matters related to accounting and financial reporting.

     A representative of Knight Vale & Gregory PLLC will be present at the Annual Meeting and available to respond to appropriate questions and will be given an opportunity to make a statement if the representative chooses to do so.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE BY STOCKHOLDERS FOR RATIFICATION OF KNIGHT VALE & GREGORY PLLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING IS REQUIRED TO APPROVE THIS PROPOSAL.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2001 annual shareholder's meeting must be received by the Secretary of the Company before November 4, 2000, for inclusion in the 2001 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after January 18, 2001, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                          ANNUAL REPORT TO SHAREHOLDERS

     ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 FOR THE YEAR ENDED DECEMBER 31, 1999, INCLUDING FINANCIAL STATEMENTS. Written requests for the Form 10-KSB should be addressed to Sheila Brumley, CFO, Mountain Bank Holding Company, 501 Roosevelt Avenue, Enumclaw, Washington 98022.


March 13, 2000                              BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Roy T. Brooks

                                            Roy T. Brooks, Chairman of the Board

                          MOUNTAIN BANK HOLDING COMPANY
                                      PROXY

                       PLEASE SIGN AND RETURN IMMEDIATELY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Garrett S. Van Beek and Hans R. Zurcher and each of them (with full power to act alone) as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Mountain Bank Holding Company held of record by the undersigned on February 1, 2000, at the annual meeting of shareholders to be held on March 28, 2000, or any adjournment of such Meeting.

1.   ELECTION OF DIRECTORS

     A. I vote FOR all nominees listed below (except as marked to the contrary below) / /

     B. I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below / /

             Roy  T. Brooks / / Susan K. Bowen-Hahto / / Steve W. Moergeli

2. RATIFICATION OF INDEPENDENT AUDITORS. Ratification of the appointment of Knight Vale & Gregory PLLC as the Company's independent auditors for the year ending December 31, 2000.

            FOR  / /             AGAINST  / /                ABSTAIN  / /

3. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSITIONS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

     Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

                                        _______________________________, 2000

                                        _____________________________________

                                        _____________________________________
                                        WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                        ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                        PLEASE GIVE FULL TITLE.  IF MORE
                                        THAN ONE TRUSTEE, ALL SHOULD SIGN.
                                        ALL JOINT OWNERS MUST SIGN.